                                                                 Exhibit 10.6(e)

                                 July 7, 1997

Ms. Phyllis Rotunno
Playboy Enterprises, Inc.
730 Fifth Avenue, 4th Floor
New York, NY 100199

RE: Addendum to Subscription Fulfillment Agreement for CDS Interactive Subscriber Services

Dear Ms. Rotunno:

     As a CDS client with a World Wide Web presence, you may wish to afford your subscribers the ability to order or renew their subscription via the Internet. You may also wish to provide them with CDS's Customer Care, the interactive Customer Service feature enabling subscribers to review the status of their individual subscription and perform specific transactions.

     Should your company wish to have CDS provide one or more of the Interactive Subscriber Services listed below, we request that you sign and return this Letter Agreement which will then be deemed an amendment to your company's Subscription Fulfillment Agreement with CDS to add such CDS Interactive Services for the fees and charges set forth below.

     CDS will provide on-line Services for receiving customer/subscriber orders or inquiries and sending responses for the following fees and charges:

     (a)  One-time set-up fee*........................ *****  per CDS site
     (b)  Automated order....................................... ***  each
     (c)  Automated change of address........................... ***  each
     (d)  Automated missed issue................................ ***  each
     (e)  Automated inquiry..................................... ***  each
     (f)  Other automated transactions.......................... ***  each
     (g)  Customer Service request.............................. ***  each
     (h)  Customer Service response............................. ***  each
     (i)  Other manual transactions............................. ***  each
     (j)  Monthly minimum -- to apply each month
          that charges for (b) - (i) do not total
          ***  or more................................. ***  per Publisher

          *Custom programming not included.

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.



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CDS Interactive Services
July 7, 1997
Page 2


     While CDS has used and will continue to use its reasonable best efforts to protect against unauthorized access, breaches of security and privacy, and misuse of the CDS Web site, CDS makes no representation or warranty and shall bear no liability to you or any third party for the Internet, your Web site or for any improper acts by subscribers or other third parties in accessing and using CDS's Web site.

     Except as expressly amended by this Letter Agreement, the Subscription Fulfillment Agreement remains in full force and effect.

     Please indicate your acceptance by signing both copies of this Letter Agreement and returning one signed copy to my attention at CDS and retaining the other signed copy for your files.

                                  Sincerely,



                                  Annette M. Duffy
                                  Business Manager
                                  New Media Services


ACCEPTED AND AGREED TO:

Playboy Enterprises, Inc.

Signature:     P. Rotunno
          ------------------------------

Name Printed:  P. Rotunno
             ---------------------------

Title:         Circ Director
      ----------------------------------

Date:          8-19-97
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